UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 20, 2008

TRANSOCEAN INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Greenway Plaza

Houston, Texas 77046

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 232-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Our news release dated February 20, 2008, concerning financial results for the fourth quarter and fiscal year ended December 31, 2007, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contains certain measures (discussed below) which may be deemed “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In the press release, we discuss field operating income for the three months ended December 31, 2007 and September 30, 2007. Management believes field operating income is a useful measure of operating results since the measure only deducts expenses directly related to operations from revenues. The most directly comparable GAAP financial measure, operating income before general and administrative expenses, and information reconciling the GAAP and non-GAAP measures are included in the press release.

The conference call referred to in the news release may include a discussion of other non-GAAP financial measures, such as (1) average diluted share count for the fourth quarter of 2007 as if the reclassification of our ordinary shares completed on November 27, 2007 (the “Reclassification”) had been accounted for as a share buyback and not as a reverse stock split transaction; (2) diluted earnings per share for the third and fourth quarters of 2007 excluding the gain from the sale of the Peregrine I, certain costs related to the merger with GlobalSantaFe Corporation completed on November 27, 2007 (the “Merger”), certain tax items resulting from changes in estimates related to prior year taxes, and losses from the retirement of debt, and accounting for the Reclassification as a share buyback and not as a reverse stock split transaction; and (3) diluted earnings per share for the third and fourth quarters of 2007 excluding the gain from the sale of the Peregrine I, certain costs related to the Merger, certain tax items resulting from changes in estimates related to prior year taxes, and losses from the retirement of debt, and accounting for the Reclassification as a share buyback and not as a reverse stock split transaction, and also excluding the effect of bringing our effective tax rate to the annual rate and excluding net gains from the disposal of assets. Management believes that providing this information will help investors compare results between the third and fourth quarters of 2007 that would otherwise be difficult to understand as a result of the completion of the Reclassification and the Merger in the fourth quarter of 2007. The most directly comparable GAAP financial measures, weighted average diluted share count (with respect to clause (1) above) and diluted earnings per share (with respect to clauses (2) and (3) above), and information reconciling the GAAP and non-GAAP measures, are included in the news release or posted on our website at www.deepwater.com.

Item 7.01. Regulation FD Disclosure.

Slide Presentation

On February 20, 2008, we are posting the slide presentation furnished as Exhibit 99.2 to this report on our website at www.deepwater.com. Exhibit 99.2 is incorporated in this Item 7.01 by reference.

Statements contained within the slide presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to projections relating to contract backlog, out of service forecasts, and other statements that are not historical facts. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, rig demand and capacity, drilling industry market conditions, possible delays or cancellation of drilling contracts, work stoppages, operational or other downtime, the Company’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations, future financial results, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism, natural disaster and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the Company’s Form 10-K for the year ended December 31, 2006 and in the Company’s other filings with the Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements, except as required by law.

Fleet Update

We issue a report entitled “Transocean Fleet Update”, which includes drilling rig status and contract information, including contract dayrate and duration. An interim report dated February 19, 2008 is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference. You may also subscribe to the free Transocean Financial Report Alert which will alert you to new Transocean Fleet Updates. This service will send you an automated email which will provide a link directly to the web page containing the updated report. You may subscribe to this service at the “Investor Relations/Email Alerts” section of the site by selecting “Receive E-mail” and providing your email address. Our website may be found at www.deepwater.com.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The exhibits to this report furnished pursuant to items 2.02 and 7.01 are as follows:

Exhibit No.	Description

99.1	Transocean Inc. Release Reporting Fourth Quarter and Fiscal Year Ended December 31, 2007 Financial Results

99.2	Slide Presentation

99.3	Transocean Inc. Fleet Update

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN INC.

Date: February 20, 2008	By	/s/ Eric B. Brown
Eric B. Brown Senior Vice President, General Counsel, and Assistant Corporate Secretary

Index to Exhibits

Exhibit Number	Description

99.1	Transocean Inc. Release Reporting Fourth Quarter and Fiscal Year Ended December 31, 2007 Financial Results

99.2	Slide Presentation

99.3	Transocean Inc. Fleet Update